EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO THE SUPERPRIORITY SENIOR SECURED DEBTOR-IN-
POSSESSION AND EXIT TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 4 TO THE SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION AND EXIT TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of January 15, 2014 is entered into by and among HOUGHTON MIFFLIN HARCOURT COMPANY, a company organized under the laws of the State of Delaware (“HMH Holdings” or “Holdings”), HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC., a corporation organized under the laws of the State of Delaware (“HMHP”), HMH PUBLISHERS LLC, a limited liability company organized under the laws of the State of Delaware (“Publishers”), HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, a corporation organized under the laws of the Commonwealth of Massachusetts (“HMCo”, and together with HMHP and Publishers, collectively, the “Borrowers” and each a “Borrower”), each of the Subsidiary Guarantors listed on Schedule 1 hereto, each of the Lenders listed on the signature pages hereto, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and CITIBANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Amended Credit Agreement (defined below).

RECITALS:

WHEREAS, each of the Borrowers, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the other parties listed on the signature pages thereto are parties to that certain Superpriority Senior Secured Debtor-in-Possession and Exit Term Loan Credit Agreement dated as of May 22, 2012 (as amended by the First Amendment thereto dated as of June 11, 2012, the Letter Waiver, Amendment No. 2 thereto dated as of June 20, 2012 and Amendment No. 3 thereto dated as of May 24, 2013 and otherwise heretofore amended, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, Citigroup Global Markets Inc. (“CGMI”) has agreed to act as the sole lead arranger (the “Arranger”) for this Amendment;

WHEREAS, each of the Borrowers has further requested, and the Lenders party hereto have agreed, upon the terms and conditions set forth herein, to enter into this Amendment to effect certain amendments to the Credit Agreement as hereinafter set forth;

WHEREAS, with respect to the Term Lenders (the “Non-Consenting Lenders”) holding any Term Loan immediately prior to the Amendment No. 4 Effective Date (as hereinafter defined) whose executed counterpart of this Amendment has not been received by the Administrative Agent on a deadline as announced by the Arranger to the Term Lenders (which may, in the discretion of the Administrative Agent in consultation with the Borrowing Agent, be extended), which shall be at a time on or about January 13, 2014 (the “Consent Deadline”), pursuant to Section 2.21(a) of the Credit Agreement, the Borrowers require that each such Non-Consenting Lender assigns and delegates, all of its interests, rights and obligations under the Loan Documents, including, without limitation, such Non-Consenting Lender’s Term Loans, to the other Lenders that shall assume such interests, rights and obligations.

WHEREAS, the Term Lenders party hereto and each Eligible Assignee party hereto (each, a “New Lender”) have agreed, upon the terms and conditions set forth herein, to enter into this Amendment, to purchase Term Loans from the Non-Consenting Lenders in principal amounts hereinafter set forth.

WHEREAS, the Term Lenders holding any Term Loan immediately prior to the Amendment No. 4 Effective Date whose executed counterpart of this Amendment has been received by the Administrative Agent by the Consent Deadline (the “Consenting Lenders”) have agreed to the amendments set forth herein and that, to the extent the Arranger deems it necessary or advisable in order to effect this Amendment and the transactions contemplated herein, an amount of the Term Loans held by any such Term Lender be assigned to the Arranger (or an Affiliate thereof) on the Amendment No. 4 Effective Date, and an amount of the Term Loans be assigned to any such Consenting Term Lender on or after the Amendment No. 4 Effective Date, in each case on terms and in amounts hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section 3 and effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

SECTION 2.	REPLACEMENTS OF NON-CONSENTING LENDERS; RE-ALLOCATION AMONG LENDERS

1.    If any Term Lender declines or fails to consent to this Amendment by returning an executed counterpart hereof to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 2.21(a) of the Credit Agreement, such Term Lender shall be replaced and its Term Loans and other Obligations purchased and assumed by a New Lender and/or a Consenting Lender which is willing to increase its Term Loans, in each case upon the execution and delivery by such New Lender and/or Consenting Lender of this Amendment (which will also be deemed to be the execution and delivery by such Non-Consenting Lender, New Lender and Consenting Lender of an Assignment and Acceptance in the form of Exhibit B to the Credit Agreement as an “Assignor” and “Assignee” as defined therein and thereunder, respectively, agreeing in each such capacity to all the applicable terms therein), such that immediately after giving effect to this Amendment on the Amendment No. 4 Effective Date and the deemed assignments described in this Section 2, the amounts of Term Loan Commitments and/or Term Loans held by each Consenting Lender are the amounts allocated thereto by the Arranger in consultation with the Borrowing Agent.

2.    To the extent the Arranger deems it necessary or advisable in order to effect this Amendment and the transactions contemplated herein, a principal amount of the Term Loans held by any Consenting Lender shall be deemed assigned to the Arranger (or an Affiliate thereof) on the Amendment No. 4 Effective Date upon the receipt by such Consenting Lender of such principal amount from the Arranger (or Affiliate) on the Amendment No. 4 Effective Date.  The execution and delivery hereof by each Consenting Lender shall also be deemed to be its execution and delivery of an Assignment and Acceptance in the form of Exhibit B to the Credit Agreement as an “Assignor” as defined therein and thereunder, as applicable, agreeing in such capacity to all the terms therein applicable to it to the extent necessary to reflect the assignments described in this paragraph.

3.    If any transaction contemplated by this Section 2 shall contradict Section 2.21 or 9.04 of the Credit Agreement, the Term Lenders constituting the Required Lenders hereby consent to any such contradiction.

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SECTION 3.	CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Section 1 hereof shall be effective as of the date first above written (the “Amendment No. 4 Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 9.08 of the Credit Agreement):

1.    Consents.  The Administrative Agent shall have received executed signature pages hereto from each Consenting Term Lender (which Consenting Term Lenders shall comprise not less than Required Lenders), each New Lender and each Loan Party.

2.    Expenses and Fees.  All fees and out-of-pocket costs and expenses incurred in connection with the transactions contemplated under this Amendment owing to the Arranger pursuant to any agreement between the Borrower and the Arranger shall have been paid.  All out-of-pocket costs and expenses owing to the Administrative Agent, the Collateral Agent and the Arranger (including the reasonable fees and out-of-pocket costs and expenses of legal counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this Amendment that are required to be paid pursuant to Section 9.05(a) of the Credit Agreement shall have been paid.

3.    Representations and Warranties.  The representations and warranties set forth in Section 4 shall be true and correct on and as of the Amendment No. 4 Effective Date.

4.    No Default or Event of Default.  On and as of the Amendment No. 4 Effective Date and after giving effect to the amendments contemplated herein, no Default or Event of Default shall have occurred and be continuing.

5.    Payoff.  The Administrative Agent shall have received evidence that (i) with respect to each Term Lender, all accrued interest on their Term Loans and any other amount in respect thereof (other than principal) due and payable to such Term Lender under the Credit Agreement shall have been paid and (ii) evidence that with respect to each Non-Consenting Lender, all of the principal, accrued interest and any other amount due and payable to such Non-Consenting Lender under the Credit Agreement in respect of its Term Loans shall have been paid.

SECTION 4.	REPRESENTATIONS AND WARRANTIES

1.    Corporate Power and Authority.  Each of Loan Parties has all requisite corporate or limited liability company power and authority, as applicable, to enter into this Amendment.

2.    Authorization of Agreements.  The execution and delivery of this Amendment and the performance of its obligations under this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of each of the Loan Parties.

3.    Binding Obligation.  This Amendment has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

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4.    Credit Agreement Representations and Warranties.  The representations and warranties set forth in Article III of the Credit Agreement and each of the other Loan Documents are true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the Amendment No. 4 Effective Date (except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, in the case of any representation or warranty that is not qualified by materiality) as of such earlier date).

SECTION 5.	MISCELLANEOUS

1.    Binding Effect.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, the Collateral Agent each of the Lenders and each of the Loan Parties.  None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.

2.    Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.    Reference to Credit Agreement.  On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

4.    Effect on Credit Agreement.  Except as specifically amended in Section 1 of this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5.    Execution.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

6.    Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7.    APPLICABLE LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.    Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

9.    Affirmation and Consent of Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees

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that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC., as a Borrower

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, as a Borrower

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

HMH PUBLISHERS LLC, as a Borrower

By:	Houghton Mifflin Harcourt Publishers Inc., its sole member

	By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE 1 HERETO

By:	/s/ William F. Bayers
Name: William F. Bayers
Title: Executive Vice President, Secretary and General Counsel

SCHEDULE 1

Greenwood Publishing Group, Inc.
Houghton Mifflin Company International, Inc.
The Riverside Publishing Company

CITIBANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Ross MacIntyre
Name: Ross MacIntyre
Title: Vice President

Lenders’ Signature Page to the Amendment

Each undersigned Consenting Lender hereby approves the foregoing Amendment, and, with respect thereto, as indicated below, has (or has not) elected to consummate assignments (it being understood and agreed that an election to consummate assignments shall only be permitted if such election shall have been previously approved by the Arranger and the Administrative Agent and, in all events, any such assignments shall be consummated in accordance with the Credit Agreement and in a manner otherwise previously agreed with the Administrative Agent and the Arranger) with respect to all of its Term Loans to be settled after the Amendment No. 4 Effective Date:

Name of Lender (if the same natural person is signing on behalf of multiple entities, this same signature page may be used for such entities, with a different line in this table for each such entity)	Please check one of the following for each entity
	Consent and NO Assignment	Assignments to be settled after closing
	☐	☐
	☐	☐
	☐	☐

[INSERT NAME OF LENDER], as a Lender:

By:
Name:
Title:

[If a second signature is required]

By:
Name:
Title:

New Lenders’ Signature Page to the Amendment

Each undersigned New Lender hereby approves the foregoing Amendment (including, without limitation, paragraph 1 of Section 2 thereof).

[INSERT NAME OF LENDER], as a Lender:

By:
Name:
Title:

[If a second signature is required]

By:
Name:
Title:

EXHIBIT A (Amendments to Credit Agreement)

[Conformed through Amendment No. ~~3~~4]

SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION AND EXIT TERM
LOAN CREDIT AGREEMENT

dated as of

May 22, 2012
among

HMH HOLDINGS (DELAWARE), INC., as Holdings
HOUGHTON MIFFLIN HARCOURT PUBLISHERS INC.,
HMH PUBLISHERS LLC, and
HOUGHTON MIFFLIN HARCOURT PUBLISHING COMPANY, as Borrowers,
THE SUBSIDIARY GUARANTORS AND LENDERS PARTY HERETO

and

CITIBANK, N.A.
as Administrative Agent

and

CITIBANK, N.A.

as Collateral Agent

CITIGROUP GLOBAL MARKETS INC.,
as Lead Arranger and Bookrunner

Table of Contents

Page

Article I

Definitions

SECTION 1.01	Defined Terms	1
SECTION 1.02	Terms Generally	37
SECTION 1.03	Pro Forma Calculations	~~37~~38
SECTION 1.04	Classification of Loans and Borrowings	38

Article II

The Credits

- i -

Article III

Representations and Warranties

SECTION 3.01	Organization; Powers	60
SECTION 3.02	Authorization	60
SECTION 3.03	Enforceability	~~60~~61
SECTION 3.04	Governmental Approvals	61
SECTION 3.05	Ad Hoc Creditors’ Committee	61
SECTION 3.06	No Material Adverse Change	61
SECTION 3.07	Title to Properties; Possession Under Leases	61
SECTION 3.08	Subsidiaries	~~61~~62
SECTION 3.09	Litigation; Compliance with Laws	62
SECTION 3.10	Agreements	~~62~~63
SECTION 3.11	Federal Reserve Regulations	63
SECTION 3.12	Investment Company Act	63
SECTION 3.13	Use of Proceeds	63
SECTION 3.14	Taxes	~~63~~64
SECTION 3.15	No Material Misstatements	~~63~~64
SECTION 3.16	Employee Benefit Plans	64
SECTION 3.17	Environmental Matters	65
SECTION 3.18	Insurance	65
SECTION 3.19	Security Documents	65
SECTION 3.20	Location of Real Property and Leased Premises	~~66~~67
SECTION 3.21	Labor Matters	67
SECTION 3.22	Solvency	67
SECTION 3.23	No Default	~~67~~68
SECTION 3.24	Intellectual Property	~~67~~68
SECTION 3.25	Existing Indebtedness, Liens and Investments	68

Article IV

Conditions of Lending

SECTION 4.01	Conditions Precedent to Initial Extension of Credit	68
SECTION 4.02	Conditions Precedent to All Term Loan Borrowings	72
SECTION 4.03	Exit Facility Option	~~72~~73
SECTION 4.04	Conditions to Exit Facility Conversion Option	~~72~~73

  Article V

Affirmative Covenants

SECTION 5.01	Existence; Compliance with Laws; Businesses and Properties	75
SECTION 5.02	Insurance.	75
SECTION 5.03	Obligations and Taxes	~~76~~77
SECTION 5.04	Financial Statements, Reports, etc.	77

- ii -

SECTION 5.05	Litigation and Other Notices	80
SECTION 5.06	Information Regarding Collateral	~~80~~81
SECTION 5.07	Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings	81
SECTION 5.08	Use of Proceeds	~~81~~82
SECTION 5.09	Employee Benefits
SECTION 5.10	Compliance with Environmental Laws	82
SECTION 5.11	Preparation of Environmental Reports	82
SECTION 5.12	Further Assurances	82
SECTION 5.13	[Intentionally Omitted]	~~83~~84
SECTION 5.14	Post-Closing Deliveries	~~83~~84
SECTION 5.15	Milestones	84
SECTION 5.16	Chapter 11 Cases	84

Article VI

Negative Covenants

SECTION 6.01	Indebtedness	~~84~~85
SECTION 6.02	Liens	~~87~~88
SECTION 6.03	Sale and Lease Back Transactions	91
SECTION 6.04	Investments, Loans and Advances	~~91~~92
SECTION 6.05	Mergers, Consolidations, Sales of Assets and Acquisitions	~~93~~94
SECTION 6.06	Restricted Payments; Restrictive Agreements	95
SECTION 6.07	Transactions with Affiliates	96
SECTION 6.08	Other Indebtedness and Agreements	~~97~~98
SECTION 6.09	Superpriority Claims	98
SECTION 6.10	Minimum Consolidated EBITDA	~~98~~99
SECTION 6.11	Financial Covenants Following the Exit Facility Conversion Date	~~98~~99
SECTION 6.12	Fiscal Year	100
SECTION 6.13	Certain Equity Securities	100
SECTION 6.14	Business of Holdings, Borrowers and Restricted Subsidiaries	100
SECTION 6.15	Designation of Unrestricted Subsidiaries and Re-Designation of Restricted Subsidiaries	~~100~~101

Article VII

Events of Default

SECTION 7.01	Events of Default	101

Article VIII

Agents

SECTION 8.01	Authorization and Action	107
SECTION 8.02	Agent Individually	~~107~~108

Article IX

Miscellaneous

SECTION 9.01	Notices	114
SECTION 9.02	Survival of Agreement	116
SECTION 9.03	Binding Effect	~~116~~117
SECTION 9.04	Successors and Assigns	~~116~~117
SECTION 9.05	Expenses; Indemnity	~~121~~122
SECTION 9.06	Right of Setoff	~~123~~124
SECTION 9.07	Applicable Law	124
SECTION 9.08	Waivers; Amendment	124
SECTION 9.09	Interest Rate Limitation	125
SECTION 9.10	Entire Agreement	~~125~~126
SECTION 9.11	WAIVER OF JURY TRIAL	~~125~~126
SECTION 9.12	Severability	126
SECTION 9.13	Counterparts	126
SECTION 9.14	Headings	126
SECTION 9.15	Jurisdiction; Consent to Service of Process	~~126~~127
SECTION 9.16	Confidentiality	127
SECTION 9.17	USA PATRIOT Act Notice	~~127~~128
SECTION 9.18	Joint and Several Liability of the Borrower Group	~~127~~128
SECTION 9.19	Borrowing Agent	129
SECTION 9.20	LEGEND	~~129~~130
SECTION 9.21	No Fiduciary Duty	130
SECTION 9.22	Release of Liens and Guarantees	130
SECTION 9.23	Intercreditor Agreements	131

SCHEDULES

Schedule 1.01(a)	-	Mortgaged Property
Schedule 1.01(b)	-	Permitted Investments
Schedule 1.01(c)	-	Ad Hoc Creditors’ Committee
Schedule 3.08	-	Subsidiaries
Schedule 3.09	-	Litigation
Schedule 3.17	-	Environmental Matters

such inability no longer exist.  Any change in the Alternate Base Rate due to a change in the Adjusted LIBO Rate, Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Adjusted LIBO Rate, Prime Rate or the Federal Funds Effective Rate, as the case may be.

“Amendment No. 3” shall mean the Amendment No. 3 dated as of May 24, 2013 to this Agreement among the Administrative Agent, Holdings, the Borrowers, the other Loan Parties and the Lenders and other parties thereto.

“Amendment No. 3 Effective Date” shall have the meaning specified in Amendment No. 3.

“Amendment No. 4” shall mean the Amendment No. 4 dated as of January 15, 2014 to this Agreement among the Administrative Agent, Holdings, the Borrowers, the other Loan  Parties, the Lenders and other parties thereto.

“Amendment No. 4 Effective Date” shall have the meaning specified in Amendment No. 4.

“Applicable Percentage” shall mean, (a) from the Closing Date to the Amendment No. 3
Effective Date, (i) in the case of ABR Loans, 5.00% per annum and (ii) in the case of Eurocurrency Loans, 6.00% per annum and, (b) from the Amendment No. 3 Effective Date to the Amendment No. 4 Effective Date, (i) in the case of ABR Loans, 3.25% per annum and (ii) in the case of Eurocurrency Loans, 4.25% per annum and (c) from the Amendment No. 4 Effective  Date, (i) in the case of ABR Loans, 2.25% per annum and (ii) in the case of Eurocurrency Loans, 3.25% per annum.

“Applicable Prepayment Percentage” shall mean:

(a)    in respect of any Prepayment Event that is an Asset Sale, 100%;

(b)    in respect of any Prepayment Event that is a Debt Incurrence, 100%; or

(c)    in respect of any prepayment based on Excess Cash Flow for any fiscal year, 50%.

“Approved Plan of Reorganization” shall mean the plan of reorganization substantially in the form of Exhibit G-2, and modifications or supplements with respect thereto, other than any modification or supplement that (a) alters the debt capital structure of the Loan Parties, (b) allows for the incurrence of material Indebtedness upon the effective date of the Approved Plan of Reorganization not otherwise contemplated under the Approved Plan of Reorganization (without giving effect to any such modification or supplement), (c) changes the priority of any Indebtedness from that set forth in the Approved Plan of Reorganization (without giving effect to any such modification or supplement) or (d) is otherwise materially adverse to the Lenders.

“Arranger” shall mean Citigroup Global Markets Inc.

unpaid principal amount of such Series of New Term Loans shall be due and payable on the Term Loan Maturity Date in respect of such New Term Loans, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c)   All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12   Optional Prepayment; Prepayment Premium.

(a)   Subject to paragraph (d) below, the Borrowers shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, (i) in the case of a Eurocurrency Borrowing, upon at least three Business Days’ prior written, fax or electronic mail notice (or telephone notice promptly confirmed by written, fax or electronic mail notice) or (ii) in the case of an ABR Borrowing, upon at least one Business Day’s prior written, fax or electronic mail notice (or telephone notice promptly confirmed by written, fax or electronic mail notice), in each case to the Administrative Agent before 1:00 p.m., New York City time; provided, however, that (i) each partial prepayment shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum and (ii) any prepayment of a Borrowing pursuant to this Section 2.12(a) shall be made on a pro rata basis among the Loans comprising such Borrowing based on the aggregate principal amount of such Loans then outstanding.

(b)   [Intentionally omitted.]

(c)   Optional prepayments shall be applied to the Class or Series of Loans as specified by the Borrowing Agent and pro rata among the Loans comprising such Class or Series in direct order of maturity thereof;

(d)   Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid and the class or Series of Loan to be prepaid, shall be irrevocable and shall commit the Borrowers to prepay such Borrowing by the amount stated therein on the date stated therein; provided that, a notice of optional prepayment may state that such notice is conditioned upon the receipt of net proceeds from other Indebtedness, in which case such notice may be revoked by the Borrowers (by written notice to the Administrative Agent) on or prior to the fourth Business Day after such notice of optional prepayment is delivered.  All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty (except as expressly provided in paragraph (b) above).  All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(e)   Any prepayment of Loans pursuant to this Section 2.12 in connection with a Repricing Event that occurs after the Amendment No. ~~3~~4 Effective Date but on or prior to the date that is 6 months after the Amendment No. ~~3~~4 Effective Date, shall be accompanied by a prepayment premium such that the aggregate amount of such prepayment shall equal 101% of the principal amount prepaid.

Governmental Authority.  This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other person.

(i)   Notwithstanding anything to the contrary in this Agreement, each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document

SECTION 2.21   Assignment of Commitments Under Certain Circumstances; Duty to Mitigate.

(a)   In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) a Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20 or (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrowers that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, the Borrowers may, at their sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender may be, and the Administrative Agent, require any such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Documents (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrowers shall have received the prior written consent of the Administrative Agent, which consents shall not unreasonably be withheld or delayed, and (z) the Borrowers or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender, plus all Fees and other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Sections 2.14 and 2.16 and if such assignment occurs in connection with any consent, modification or amendment that would result in a Repricing Event that occurs after the Amendment No. ~~3~~4 Effective Date but on or prior to the date that is 6 months after the Amendment No. ~~3~~4 Effective Date, the prepayment premium that would be payable pursuant to Section 2.12(e) if the Loans of such Lender subject to such assignment had been prepaid by the Borrowers pursuant to Section 2.12); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further